UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 10, 2016

GANNETT CO., INC.

(Exact name of registrant as specified in charter)

Delaware	1-36874	47-2390983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7950 Jones Branch Drive, McLean, Virginia, 22107-0910

(Address of principal executive offices, including zip code)

(703) 854-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)                 Gannett Co., Inc. (the “Company”) held its 2016 annual meeting of stockholders (the “2016 annual meeting”) on May 10, 2016. At the 2016 annual meeting, the Company’s stockholders voted on five proposals, each of which was described in the Company’s definitive proxy statement on Schedule 14A for the 2016 annual meeting filed with the Securities and Exchange Commission on March 23, 2016.

(b)                 The final voting results with respect to each proposal voted upon at the 2016 annual meeting are set forth below.

Proposal 1

The Company’s stockholders elected each of the ten nominees named in the proxy statement for the 2016 annual meeting, to serve on the Board of Directors for a one-year term expiring at the Company’s 2017 annual meeting of stockholders or until their respective successors are duly elected and qualified or until their earlier resignation or removal, as set forth below:

Name of Director Nominee	For	Against	Abstain	Broker Non-Votes
John E. Cody	95,754,274	592,532	3,607,138	5,746,801
Stephen W. Coll	91,933,539	4,403,357	3,617,048	5,746,801
Robert J. Dickey	95,224,712	1,181,224	3,547,988	5,746,801
Donald E. Felsinger	95,621,547	702,341	3,630,057	5,746,801
Lila Ibrahim	95,812,261	522,268	3,619,415	5,746,801
Lawrence S. Kramer	93,564,937	2,861,849	3,527,158	5,746,801
John Jeffry Louis	95,756,234	589,356	3,608,354	5,746,801
Tony A. Prophet	95,769,969	600,799	3,583,176	5,746,801
Debra A. Sandler	95,679,979	681,760	3,592,205	5,746,801
Chloe R. Sladden	95,826,513	509,397	3,618,034	5,746,801

Proposal 2

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s 2016 fiscal year, as set forth below:

For	Against	Abstain
102,126,696	313,133	3,260,916

There were no broker non-votes with respect to this proposal.

Proposal 3

The Company’s stockholders approved the Company’s 2015 Omnibus Incentive Plan, as set forth below:

For	Against	Abstain	Broker Non-Votes
92,429,117	4,029,669	3,495,158	5,746,801

Proposal 4

The Company’s stockholders approved, on a non-binding, advisory basis, the Company’s executive compensation program as described in the proxy statement for the 2016 annual meeting, as set forth below:

For	Against	Abstain	Broker Non-Votes
91,591,894	4,710,783	3,651,268	5,746,801

Proposal 5

The Company’s stockholders approved, on a non-binding, advisory basis, the Company’s recommendation that future advisory votes on executive compensation be held every year, as set forth below:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
88,864,403	383,461	6,968,990	3,734,891	5,746,801

In light of the voting results with respect to Proposal 5, and consistent with the recommendation set forth in the proxy statement for the 2016 annual meeting, the Board of Directors determined that the Company’s policy will be to hold an advisory vote on executive compensation once every year, until the next vote by stockholders on the frequency of stockholder votes on the compensation of executives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gannett Co., Inc.

Date: May 11, 2016	By:	/s/ Barbara W. Wall
Barbara W. Wall
Senior Vice President and Chief Legal Officer